FOURTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

This Fourth Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of April ___, 2007 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 9690 Deereco Road, Suite 100, Timonium, MD 21093, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN  37027.

RECITALS:

A. Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000, as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001, a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005, and a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006 (the “Existing Master Lease”) pursuant to which Lessee leased from Lessor certain healthcare facilities.

B. Pursuant to that certain Agreement of Purchase and Sale (the “Purchase Agreement”) dated as of January 23, 2007 among Lessor, as seller, Lessee, as current operator, and VICTORIA EUREKA SPRINGS PROPERTIES, LLC, an Arkansas limited liability company (“Purchaser”), Lessor has agreed to sell skilled nursing facility commonly known as Eureka Springs Nursing and Rehab Center (the “Eureka Springs Facility”), whose address is 235 Huntsville Road, Eureka Springs, Carroll County, Arkansas.

C. Lessor and Lessee desire to terminate the Existing Master Lease as to the Eureka Springs Facility effective as of the date that the Eureka Springs Facility is sold pursuant to the Purchase Agreement.

NOW THEREFORE, the parties agree as follows:

1. Definitions.  Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.  From and after the date of this Amendment, each reference in the Existing Master Leases or the other Transaction Documents to the “Lease” or “Master Lease” means, as applicable, the Existing Master Lease or Existing Master Leases as modified by this Amendment.

2. Termination of the Existing Lease as to the Eureka Springs Facility.  Effective as of, and conditioned upon, the sale of the Eureka Springs Facility pursuant to the Purchase Agreement, (a) the Master Lease is terminated as to the Eureka Springs Facility, and only as to the Eureka Springs Facility; and (b) Exhibit A-7 of the Master Lease is amended and restated in its entirety as follows:

Exhibit A-7

Intentionally Omitted.

3. No Reduction in Base Rent.  Notwithstanding the termination of the Master Lease as to the Eureka Springs Facility, the Base Rent payable under the Master Lease shall not be reduced or abated.

4. Representations and Warranties of Lessee.  Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Agreement; and (ii) the execution of this Agreement does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected

5. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

6. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

7. Enforceability.  Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect.  In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.

[SIGNATURE PAGES, ACKNOWLEDGEMENTS, AND JOINDER FOLLOW]

Signature Page to
FOURTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSOR:

STERLING ACQUISITION CORP., a Kentucky corporation

By:  /s/ C. Taylor Pickett
Name:   C. Taylor Pickett
Title:      Chief Executive Officer

STATE OF Maryland                          )
) ss.
COUNTY OF Baltimore                       )

This instrument was acknowledged before me on the  26th  day of        March            , 2007, by               C. Taylor Pickett                 , the            CEO           of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

                      Judith A. Jocobs
                                         Notary Public,  Baltimore                 County,  Maryland
                         My commission expires: May 1, 2008

Signature Page 1  of 2

Signature Page to
FOURTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSEE:

DIVERSICARE LEASING CORP., a Tennessee corporation

By:           /s/ Glynn Riddle
Name:            Glynn Riddle
Title:               EVP & CFO

STATE OF Tennessee                                        )
) SS
COUNTY OF Williamson                                    )

This instrument was acknowledged before me on the 28th day of   March              , 2007, by      Glynn Riddle               , the   EVP & CFO            of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

                                            Brenda Wimsatt
                                    Notary Public,   Williamson   County,    TN
My commission expires: 07/25/09

Signature Page 2 of 2

Acknowledgement to
FOURTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

The undersigned hereby consent to the transactions contemplated by this Third Amendment to Consolidated Amended and Restated Master Lease (the “Third Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the  Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment.  The undersigned hereby join in the execution of this Third Amendment for the limited purpose of agreeing to the provisions of Section 6 and for no other purpose.

ADVOCAT, INC. a Delaware corporation

By:           /s/ Glynn Riddle
Name:            Glynn Riddle
Title:               EVP & CFO

STATE OF Tennessee                                        )
) SS
COUNTY OF Williamson                                    )

This instrument was acknowledged before me on the 28th day of   March              , 2007, by      Glynn Riddle               , the   EVP & CFO            of ADVOCAT, INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

                                            Brenda Wimsatt
                                    Notary Public,   Williamson   County,    TN
My commission expires: 07/25/09

Acknowledgement – Page 1 of 4

Acknowledgement to
FOURTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation

By:           /s/ Glynn Riddle
Name:            Glynn Riddle
Title:               EVP & CFO

STATE OF Tennessee                                        )
) SS
COUNTY OF Williamson                                    )

This instrument was acknowledged before me on the 28th day of   March              , 2007, by      Glynn Riddle               , the   EVP & CFO            of DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

                                            Brenda Wimsatt
                                    Notary Public,   Williamson   County,    TN
My commission expires: 07/25/09

Acknowledgement – Page  2 of 4

Acknowledgement to
FOURTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

ADVOCAT FINANCE INC., a Delaware corporation

By:           /s/ Glynn Riddle
Name:            Glynn Riddle
Title:               EVP & CFO

STATE OF Tennessee                                        )
) SS
COUNTY OF Williamson                                    )

This instrument was acknowledged before me on the 28th day of   March              , 2007, by      Glynn Riddle               , the   EVP & CFO            of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

                                            Brenda Wimsatt
                                    Notary Public,   Williamson   County,    TN
My commission expires: 07/25/09

Acknowledgement – Page  3 of 4

Acknowledgement to
FOURTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation

By:           /s/ Glynn Riddle
Name:            Glynn Riddle
Title:               EVP & CFO

STATE OF Tennessee                                        )
) SS
COUNTY OF Williamson                                    )

This instrument was acknowledged before me on the 28th day of   March              , 2007, by      Glynn Riddle               , the   EVP & CFO            of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

                                            Brenda Wimsatt
                                    Notary Public,   Williamson   County,    TN
My commission expires: 07/25/09

Acknowledgement – Page 4 of 4